UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
 the Securities Act of 1934
Date of Report (Date of earliest event reported):  July 6, 2015

Synthesis Energy Systems, Inc.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
 (Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01 Regulation FD Disclosure.
In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Synthesis Energy Systems, Inc. (the "Company") has updated its investor presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the investor presentation is also available on the Company's website as www.synthesisenergy.com.
Item 9.01                          Financial Statements and Exhibits.

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

*99.1	Presentation dated July 2015.

                     * Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Synthesis Energy Systems, Inc.
Dated:  July 6, 2015                                                                                                           /s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

*99.1  Presentation dated July 2015.

* Furnished herewith